EXHIBIT 10.24O

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

SIXTY-EIGHTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Sixty-eighth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”). CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date:

1.

TWC desires to use and CSG agrees to implement a query process (the “ITV Query Process”) for the CSG Vantage® ITV_ITEM_VALUE table that will query the ITV_ITEM_VALUE table, determine the Subscriber active rows and place results on the Infocast server to be available for Customer’s use, which will allow TWC to accurately identify the current row of its Subscriber accounts through a database process hosted by CSG.

a)	As a result Schedule C, Basic Services and Additional Services and Associated Exhibits, of the Agreement is modified by adding the following to the section entitled “Additional Services”:

ITV Query Process for Identification of Subscriber Active Rows

b)	As a result, Schedule C, Basic Services and Additional Services and Associated Exhibits, of the Agreement is modified by adding the following to the section entitled “Services Description”:

ITV Query Process for Identification of Subscriber Active Rows. CSG develops and implements a CSG hosted database process that will allow TWC to identify the active rows of its subscriber accounts. CSG shall perform the design, development, testing and implementation services related to the ITV Query process pursuant to that certain Statement of Work to be executed by CSG and TWC (CSG document no. 2313994) (the “SOW”). TWC and CSG agree that all work product and deliverables created by CSG pursuant to the SOW be the sole and exclusive property of CSG, excluding TWC data that is contained within the database, which shall be deemed to be Confidential Information of TWC whether or not such data is marked and/or stated as confidential or proprietary.

c)	As a result, Schedule F of the Agreement shall be amended to include the following fees for the ITV Query Process for Identification of Subscriber Active Rows. TWC shall pay, and CSG shall invoice to TWC, the following fees for the Additional Services under this Amendment following implementation of ITV Query Process for Identification of Subscriber Active Rows pursuant to the SOW. For avoidance of doubt, the ******* and ***-**** fees for ITV Query Process for Identification of Subscriber Active Rows set forth below, include usage by all Customers that desire, from time to time, to use and receive the ITV Query Process for Identification of Subscriber Active Rows (subject to the support limitation provided in the Notes below):

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ITV Query Process for Identification of Subscriber Active Rows

Description of Item/Unit of Measure	Frequency	Fee
1. Design, development, and programming (Note 1)	***–****		*****
2. Recurring ******* Support Fees (Note 2) (Note 3) (Note 4)	*******	$	********
3. File Maintenance Corporate Fee (per File for all TWC extract Vantage schemas) (Note 5)	*******	$	******

Note 1: Design, development, and programming services shall be set forth in the SOW.

Note 2: Support after the Test Period (as defined below) will be limited to ***** **** ***** *******; any support in excess of ***** **** ***** must be set forth in a Statement of Work and shall be provided at TWC’s then-current Technical Services fee. For clarification purposes, during the initial ******** **** *** period following the initial go-live date (the “Test Period”), CSG and TWC will ensure that the ITV Query Process for Identification of Subscriber Active Rows is functioning in accordance with any requirements set forth in the SOW and as described in the business requirements document (“BRD”) and other written specifications or documents provided by CSG to TWC under the SOW (“Specifications”). During the Test Period, TWC will report to CSG any failure of the ITV Query Process for Identification of Subscriber Active Rows to function in accordance with the Specifications (each, a “Failure”). Notwithstanding anything in the Agreement to the contrary, for a period of ****** **** **** following the Test Period, TWC shall have the right to terminate ITV Query Process for Identification of Subscriber Active Rows ******* ******* if TWC determines, in its sole discretion, that CSG has failed to correct any such Failure or that the ITV Query Process for Identification of Subscriber Active Rows has failed to function in accordance with the Specifications. If TWC terminates ITV Query Process for Identification of Subscriber Active Rows during such ****** **** *** period based on the foregoing, CSG shall promptly ****** ** TWC any amounts paid to CSG hereunder and TWC’s obligations with respect to the Commitment Period (as defined below) shall be void and of no force or effect. In the event that TWC does not exercise the foregoing right of termination prior to expiration of such ****** **** *** period, then TWC shall pay the Recurring ******* Fees upon receipt of an invoice for the same, in accordance with the terms and conditions of the Agreement.

Note 3: Recurring ******* Fees will be subject to Annual Fee Adjustments.

Note 4: TWC agrees to be invoiced for a minimum of ****** **** ****** for ITV Query Process for Identification of Subscriber Active Rows Recurring ******* Support Fees following commencement of the Additional Service (“Commitment Period”); provided, however, that in no event shall TWC be responsible for such ITV Query Process for Identification of Subscriber Active Rows fees following any termination of ITV Query Process for Identification of Subscriber Active Rows by TWC during the Commitment Period for reasons pursuant to Section 6.1(c) or 6.1(d) of the Agreement.

Note 5: Monthly File Maintenance Corporate Fee includes management of the file transfer protocol (“FTP”) site and storing and archiving the files

THIS AMENDMENT is executed as of the day and year last signed below (the Effective Date”)

time warner cable inc. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)

By: /s/ Frank Boncimino	By: /s/ Joseph T. Ruble

Name: Frank Boncimino	Name: Joseph T. Ruble

Title: SVP, Chief Information Officer	Title: EVP, CAO & General Counsel

Date: November 16, 2012	Date: 30 Nov 2012